                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-42

                             SCUDDER PORTFOLIO TRUST
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (6l7) 295-2572
                                                            --------------

                                  John Millette
                  Deutsche Investment Management Americas Inc.
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       6/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Balanced Fund

Semiannual Report to Shareholders

June 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary June 30, 2003

Average Annual Total Returns*
Scudder Balanced Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class S	8.62%	2.51%	-5.59%	.61%	7.53%
Class AARP(a)	8.69%	2.50%	-5.57%	.62%	7.54%
S&P 500 Index+	11.76%	.25%	-11.20%	-1.61%	10.04%
Lehman Brothers Aggregate Bond Index++	3.93%	10.40%	10.08%	7.55%	7.21%
Russell 1000 Growth Index+++	13.09%	2.94%	-21.54%	-5.03%	8.28%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 6/30/03	$ 15.62	$ 15.61
12/31/02	$ 14.51	$ 14.50
Distribution Information: Six Months: Income Dividends	$ .13	$ .13

Class S Lipper Rankings* - Balanced Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	286	of	514	56
3-Year	312	of	410	76
5-Year	206	of	336	62
10-Year	48	of	99	48

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Balanced Fund - Class S [] S&P 500 Index+ [] Lehman Brothers Aggregate Bond Index++ [] Russell 1000 Growth Index+++

Yearly periods ended June 30

Comparative Results*
Scudder Balanced Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,251	$8,415	$10,307	$20,670
	Average annual total return	2.51%	-5.59%	.61%	7.53%
Class AARP(a)	Growth of $10,000	$10,250	$8,419	$10,312	$20,680
	Average annual total return	2.50%	-5.57%	.62%	7.54%
S&P 500 Index +	Growth of $10,000	$10,025	$7,002	$9,219	$26,037
	Average annual total return	.25%	-11.20%	-1.61%	10.04%
Lehman Brothers Aggregate Bond Index ++	Growth of $10,000	$11,040	$13,339	$14,387	$20,064
	Average annual total return	10.40%	10.08%	7.55%	7.21%
Russell 1000 Growth Index+++	Growth of $10,000	$10,294	$4,830	$7,724	$22,165
	Average annual total return	2.94%	-21.54%	-5.03%	8.28%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Returns and rankings for the 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
a Returns shown for Class AARP for periods prior to its inception on August 28, 2000 are derived from historical performance of Class S of Scudder Balanced Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.
+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.
+++ Russell 1000 Growth Index is an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher book-to-price ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile. Returns and rankings may differ by share class.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the Fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

In the following interview, Lead Portfolio Manager Julie M. Van Cleave discusses the market environment and the fund's performance during the six-month period ended June 30, 2003.

Q: How would you describe the investment environment during the six months ended June 30, 2003?

A: For the full six-month period, both stocks and bonds gained ground. Uncertainty about the war with Iraq, the prospects of a federal economic stimulus package and the sluggish economy caused stocks to struggle early in the period. Stocks rallied as combat ended and Congress passed a stimulus package. The Federal Reserve Board again lowered the federal funds rate. However, the 25 percentage point cut, which brought the rate to its lowest level since the 1950s disappointed the bond market, which was discounting a more aggressive action by the Fed. Ten-year Treasuries, which closed at 3.11% on June 13, moved back to 3.52% by June 30. Further, for much of the period, declining interest rates generated more mortgage refinancing, thus supporting consumer spending. This was good for the economy. Lower rates also made stocks appear more attractive than fixed-income investments on a risk-vs.-reward basis. The stock market was led by strong gains in high-beta (more speculative) technology, telecommunications and utility stocks - primarily the independent power producers. However, nearly all other major industry sectors also gained in the period. Corporate bonds and mortgages outperformed Treasuries.

Q: Did the change in the market environment cause you to shift the fund's allocation between stocks and bonds?

A: We kept the asset allocation at about 60% stocks and 40% bonds. In working with the firm's global and tactical asset allocation group, we have determined that this ratio provides us the best opportunity to add value by actively managing the fund's stock and bond portfolios. The asset allocation group assesses the market environment by using a quantitative system to evaluate technical factors affecting the performance of stocks and bonds. Periodically, they recommend changes to the fund's allocation based on their analysis. In most market environments, our allocation to stocks will fall within a range of 58% to 62% of the fund's market value. That allocation provides the potential for growth, with what we believe is a reasonable level of volatility.

Q: Before we discuss performance, will you remind us of the processes used for selecting stocks and bonds?

A: Our equity investment discipline starts with a thorough analysis of economic trends. For the fund's stock holdings, this analysis helps us in our effort to determine industries that we believe are, or will be, the strongest drivers of growth. That process is combined with in-depth company research to narrow the field of investment candidates. We work closely with Scudder's research analysts to identify companies within those industries that we believe offer the best potential for delivering strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

The fixed-income managers focus upon smaller subsectors of the bond market and use a bottom-up issue selection process, instead of selecting bonds based on macroeconomic events or trying to predict the direction of interest rates. It is their view that interest rate forecasts do not considerably add value in terms of potential excess returns relative to the benchmark. The fixed-income managers select bonds by evaluating the individual creditworthiness and return potential of each security. They compare opportunities across fixed-income asset classes and among corporate bond sectors in an effort to achieve an attractive risk-vs.-return profile. The primary function of the bond portfolio is to seek to provide stable returns to offset some of the volatility in the larger, equity portion of the fund.

Q: How did the fund perform in this environment?

A: For the six months ended June 30, 2003, the fund's Class S share total return was 8.62%. (For returns of other share classes, please see page 4.) This compares with an 11.76% return for the fund's equity benchmark, the Standard & Poor's 500 Index (S&P 500), and a 3.93% return for the Lehman Brothers Aggregate Bond Index, the fund's bond benchmark. The fund's equity holdings outperformed the S&P 500 Index during the period, and its bond holdings outperformed the Lehman Brothers Aggregate Bond Index. The S&P 500 is an unmanaged group of large-company stocks representative of the US stock market. The Lehman Brothers Aggregate Bond Index is a group of US government and corporate bonds representative of the broad bond market. The fund can also be compared with the Lipper Balanced Funds category, which posted an average return of 8.65%.1

1 The Lipper Balanced Funds category is a group of mutual funds that invests in both equity and fixed-income investments. Returns represent the reinvestment of all distributions. It is not possible to invest directly in an index or category.

Q: Which holdings helped performance most in the equity portfolio?

A: The strongest gains came from biotechnology stocks. Genentech more than doubled in price during the period. The gain came after clinical studies showed that one of its new experimental drugs, Avastin, had dramatically extended the lives of colon cancer patients. Aside from Avastin, we believe Genentech has a full and promising pipeline of other new drugs that could come to market over the next few years. Gilead Sciences also made solid advances with the continued success of its HIV-related antiviral drugs.

Technology stocks were bid up in anticipation of a recovering economy and, in turn, hopes for a rebound in capital spending. Many of the fund's technology stocks gained substantially. Leaders included EMC Corp. and VERITAS - both leading software storage companies - and semiconductor firm Intel Corp. We believe that technology stocks can continue to appreciate if corporations do in fact increase their technology spending. We believe the firms we own have successfully cut costs and are poised to benefit from any pickup in technology spending. The fund has a greater exposure to technology than does the S&P 500 benchmark. In an effort to mitigate risk, we seek to keep investments diversified among industries and focus on solid tech companies with long-term track records. For the most part, the fund does not invest in the more speculative areas of the sector.

The fund's larger position than the S&P 500 in consumer discretionary stocks also helped performance as that sector posted strong gains. Consumer discretionary stocks are shares of companies offering products or services that consumers (individuals and companies) perceive as discretionary and buy less of during a weak economy. Historically, these stocks have rebounded when economic indicators improve. That is indeed, what happened this period. Consumer confidence improved, and improving economic data were released. Target Corp., a chain of discount retailers, was one of the strongest performers within the discretionary sector.

The fund was also helped by its smaller investment (underweight) in consumer staples stocks than the S&P 500. Consumer staples are products such as household items that people buy no matter what's happening in the economy. As investors perceived better economic times ahead, they bid down the prices of these defensive stocks in lieu of more aggressive investments. Some staples stocks within the index declined dramatically. Not owning such stocks or having only limited exposure to them due to our underweight position in the sector helped the fund. We were also helped by gains in some of our consumer staples stocks such as Wal-Mart Stores, the world's largest operator of discount stores and Colgate-Palmolive, a leading global consumer products company. Both stocks benefited during the period by increasing their revenues and posting stronger than anticipated earnings.

Q: What about stocks or sectors that held back performance?

A: The fund's larger investment in energy than the S&P 500 detracted from performance. While the fund's energy position gained in the period, the advances were less than those by other S&P 500 sectors. Following a strong run early in the period, energy stocks lagged after the war with Iraq ended. Investors were concerned that as Iraqi oil returned to the market, the increase in supply would cause crude oil and natural gas prices to fall.

Anadarko Petroleum Corp., an oil and natural gas exploration and production firm, lost ground in the period. The decline came after the firm lowered its estimates for oil and gas sales volumes for 2003 due to short-term production issues. The news surprised investors, and the stock came under pressure. We've held on to Anadarko, believing that high commodity prices could offset the cut in production. We plan to monitor the performance of this stock closely, and if its fundamentals begin to change we will reassess our investment.

Despite the recent setback, we still like the energy sector. Our focus is primarily on companies with reserves of North American natural gas. We believe these firms have strong long-term potential due to the declining supply of natural gas and growing demand. As the economy continues to recover, we believe demand will dramatically increase and therefore cause commodity prices to rise.

The fund was hurt by not owning any utility stocks. Utility stocks were some of the best performers in the S&P 500. However, these companies do not have the growth attributes we're looking for, so we usually have little or no utility exposure. Performance was also held back by Harley-Davidson, a motorcycle manufacturer, and by Kohl's, a value-priced chain of department stores. We believe the setback for both of these stocks is temporary and expect improved performance as the economy grows.

Q: Will you tell us about the fund's bond allocation?

A: The fund's bond portfolio performed well in the period. Following their bottom-up security selection discipline, the fixed-income team selectively added to the portfolio's position in lower grade corporate bonds BBB-rated.2 This aided performance, as lower quality corporate issues were the best performing portion of the fixed-income markets during the period. Additionally, the team added to certain portions of the asset-backed securities sector, which also outperformed benchmark Treasury bonds with similar durations.3 Asset-backed securities are high-quality bonds, with short durations that are collateralized (backed) by real assets.

2 Credit quality is a grade or rating that indicates the perceived ability of a bond issuer to repay principal and make interest payments in a timely fashion. The highest quality bonds are AAA-rated, medium grade securities are BBB-rated and those considered below investment grade are BB-, B- and C-rated. A bond in default would be given a rating of D. Ratings do not remove market risk.
3 Duration is a measurement of a fund's sensitivity to interest rates - the shorter the duration, the less sensitive the fund is to interest rate changes.

It is important to note that the overall bond allocation is of high credit quality. The fixed-income managers aim to keep the portfolio's average credit quality at single A-rated. While the bond portfolio certainly contributed positively to returns this period and throughout the bear market, its primary purpose is to seek to reduce the fund's overall volatility and provide some downside risk management in times when stocks are struggling.

Q: What changes have you made to the fund since assuming management in December?

A: We have increased the number of equity holdings to 66 as of June 30. When we assumed management on December 18, 2002 there were approximately 60 holdings. Ultimately, we'd like to get the portfolio to between 70 and 90 stocks. We've also sought to lessen stock-specific risk by reducing the size of some of the fund's top holdings. The average position within the equity portfolio is about 1.5% of the equity portfolio's market value, which has helped reduce stock-specific volatility.

Q: Do you have any other comments that you'd like to share?

A: I'd like to thank shareholders for their continued investment in Scudder Balanced Fund. The fund's performance this period, we believe, illustrates its effectiveness. Losses in the equity portfolio early in the period were offset by gains in the bond portfolio. If the equity markets continue to improve, we believe the fund has the potential to provide solid returns, without exposing shareholders to the higher level of risk involved with an all-stock portfolio. Over time, balanced funds have provided attractive returns with less volatility compared to funds that invest entirely in stocks.

The chart below shows the average returns of the Morningstar Moderate Allocation category, a group of funds that invests in both stocks and bonds (which includes this fund) versus the Morningstar Large Blend category, a group of funds that invests in both growth and value stocks. It is not possible to invest directly into these categories. It also compares the volatility as measured by standard deviation for each category in similar periods.4 Of course, past performance is never a guarantee of future results, but in every time period the Moderate Allocation category displayed less volatility. In three of the four periods, the Moderate Allocation category also posted higher returns than the Large Blend category.

Comparison of average volatility and average annual returns in a balanced portfolio versus an all-stock portfolio[5]
Morningstar category	1-year return	3-year return	5-year return	10-year return	3-year volatility[5]	5-year volatility[5]	10-year volatility[5]
Moderate Allocation (balanced)[6]	2.52%	-3.06%	1.17%	7.57%	11.39	12.31	11.20
Large Blend (all-stock)[7]	-1.23%	-10.95%	-1.90%	8.45%	16.94	19.18	17.08

Morningstar, Inc. data as of June 30, 2003.

4 In this case, risk or volatility was measured by standard deviation which quantifies how much a series of numbers, such as equity or fund returns, varies around its mean, or average. Standard deviation provides a precise measure of how varied such numbers have been over a particular time period. It's important to remember that standard deviation isn't very useful on an absolute basis. It needs to be compared against something - an index, an average, another fund or security. In this example, we see that a balanced portfolio has had a lower standard deviation than an all-stock portfolio. That means that based on historical performance, the balanced portfolio has been less volatile. As with returns, though, historical patterns are no guarantee of future results.
5 Returns are unadjusted for sales charges and reflect the reinvestment of all distributions.
6 As of June 30, 2003, the average allocation breakdown for the Moderate Allocation category was 56% stocks, 29% bonds and 15% cash/other.
7 As of June 30, 2003, the average allocation breakdown for the Large Blend category was 91.6% stocks, 1.7% bonds and 6.7% cash/other.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary June 30, 2003

Diversification	6/30/03	12/31/02

Common Stocks	60%	58%
Fixed Income Holdings	36%	39%
Cash Equivalents	4%	3%
	100%	100%

Fixed Income Holdings (Excludes Cash Equivalents)	6/30/03	12/31/02

Diversification
US Government Obligations	35%	37%
Corporate Bonds	20%	25%
US Treasury Obligations	17%	19%
Asset Backed	16%	12%
Foreign Bonds - US$ Denominated	7%	4%
Municipal Investments	5%	3%
	100%	100%

Quality
US Government and Agencies	52%	56%
AAA*	25%	19%
AA	3%	3%
A	11%	12%
BBB	8%	10%
BB	1%	-
	100%	100%

Weighted Average Quality	AAA	AAA

Five Largest Fixed Income Holdings (7.1% of Portfolio)
1. US Treasury Note, 1.62%, 4/30/2005	2.6%
2. US Treasury Bond, 6.0%, 2/15/2026	1.4%
3. US Treasury Note, 6.125%, 8/15/2007	1.3%
4. Federal National Mortgage Association, 6.0% with various maturities until 11/25/2021	1.0%
5. US Treasury Note, 2.125%, 10/31/2004	0.8%

* Category includes cash equivalents net.

Diversification and holdings are subject to change.

Equity Holdings (Excludes Cash Equivalents)	6/30/03	12/31/02

Sector Diversification
Health Care	21%	22%
Information Technology	21%	20%
Consumer Discretionary	16%	19%
Consumer Staples	12%	9%
Financials	11%	12%
Energy	8%	8%
Industrials	8%	7%
Telecommunication Services	2%	2%
Materials	1%	1%
	100%	100%

Five Largest Equity Holdings (10.4% of Portfolio)
1. Microsoft Corp. Developer of computer software	2.5%
2. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.2%
3. General Electric Co. Industrial conglomerate	2.0%
4. Johnson & Johnson Provider of health care products	1.9%
5. International Business Machines Corp. Manufacturer of computers and provider of information processing service	1.8%

Diversification and holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of June 30, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 59.7%
Consumer Discretionary 9.4%
Automobiles 0.7%
Harley-Davidson, Inc.	135,500	5,401,030
Hotel Restaurants & Leisure 1.3%
International Game Technology*	59,800	6,119,334
YUM! Brands, Inc.*	115,400	3,411,224
		9,530,558
Household Durables 0.5%
Newell Rubbermaid, Inc.	132,700	3,715,600
Media 3.3%
AOL Time Warner, Inc.*	168,000	2,703,120
Comcast Corp. "A"*	183,500	5,290,305
McGraw-Hill, Inc.	71,500	4,433,000
Omnicom Group, Inc.	83,800	6,008,460
Viacom, Inc. "B"*	120,862	5,276,835
		23,711,720
Multiline Retail 2.0%
Kohl's Corp.*	89,100	4,577,958
Target Corp.	261,700	9,902,728
		14,480,686
Specialty Retail 1.6%
Home Depot, Inc.	187,500	6,210,000
Staples, Inc.*	104,800	1,923,080
TJX Companies, Inc.	161,600	3,044,544
		11,177,624
Consumer Staples 7.0%
Beverages 1.9%
Coca-Cola Co.	94,000	4,362,540
PepsiCo, Inc.	202,550	9,013,475
		13,376,015
Food & Drug Retailing 2.4%
Walgreen Co.	144,900	4,361,490
Wal-Mart Stores, Inc.	234,000	12,558,780
		16,920,270
Household Products 2.7%
Colgate-Palmolive Co.	199,000	11,532,050
Procter & Gamble Co.	90,100	8,035,118
		19,567,168
Energy 5.1%
Energy Equipment & Services 2.7%
Baker Hughes, Inc.	130,000	4,364,100
Nabors Industries Ltd.*	199,300	7,882,315
Noble Corp.*	58,900	2,020,270
Schlumberger Ltd.	105,000	4,994,850
		19,261,535
Oil & Gas 2.4%
Anadarko Petroleum Corp.	110,300	4,905,041
Burlington Resources, Inc.	84,800	4,585,136
ChevronTexaco Corp.	43,900	3,169,580
ConocoPhillips	85,000	4,658,000
		17,317,757
Financials 6.5%
Banks 0.8%
Bank of America Corp.	76,500	6,045,795
Diversified Financials 4.2%
American Express Co.	185,500	7,755,755
Citigroup, Inc.	202,966	8,686,945
Fannie Mae	93,200	6,285,408
Morgan Stanley	101,900	4,356,225
State Street Corp.	74,200	2,923,480
		30,007,813
Insurance 1.5%
American International Group, Inc.	98,474	5,433,795
Marsh & McLennan Companies, Inc.	100,500	5,132,535
		10,566,330
Health Care 12.8%
Biotechnology 2.1%
Genentech, Inc.*	130,700	9,426,084
Gilead Sciences, Inc.*	98,000	5,446,840
		14,872,924
Health Care Equipment & Supplies 2.3%
Baxter International, Inc.	164,000	4,264,000
Medtronic, Inc.	179,100	8,591,427
Zimmer Holdings, Inc.*	75,900	3,419,295
		16,274,722
Health Care Providers & Services 0.9%
UnitedHealth Group, Inc.	135,800	6,823,950
Pharmaceuticals 7.5%
Abbott Laboratories	219,300	9,596,569
Eli Lilly & Co.	139,200	9,600,624
Johnson & Johnson	268,154	13,863,562
Merck & Co., Inc.	89,300	5,407,115
Pfizer, Inc.	466,500	15,930,975
		54,398,845
Industrials 4.9%
Aerospace & Defense 1.3%
United Technologies Corp.	126,100	8,931,663
Air Freight & Logistics 0.6%
FedEx Corp.	66,300	4,112,589
Commercial Services & Supplies 0.6%
Fiserv, Inc.*	130,200	4,636,422
Industrial Conglomerates 2.4%
3M Co.	26,000	3,353,480
General Electric Co.	489,700	14,044,596
		17,398,076
Information Technology 12.5%
Communications Equipment 1.4%
Cisco Systems, Inc.*	591,400	9,870,466
Computers & Peripherals 2.6%
EMC Corp.*	599,800	6,279,906
International Business Machines Corp.	153,800	12,688,500
		18,968,406
Semiconductor Equipment & Products 4.4%
Applied Materials, Inc.*	473,800	7,514,468
Intel Corp.	594,000	12,345,696
Linear Technology Corp.	159,200	5,127,832
Texas Instruments, Inc.	330,700	5,820,320
		30,808,316
Software 4.1%
Electronic Arts, Inc.*	55,500	4,106,445
Microsoft Corp.	711,000	18,208,710
Oracle Corp.*	394,000	4,735,880
VERITAS Software Corp.*	94,500	2,709,315
		29,760,350
Materials 0.4%
Chemicals
Ecolab, Inc.	108,200	2,769,920
Telecommunication Services 1.1%
Diversified Telecommunication Services 0.7%
Verizon Communications, Inc.	131,300	5,179,785
Wireless Telecommunication Services 0.4%
AT&T Wireless Services, Inc.*	338,000	2,774,980
Total Common Stocks (Cost $408,405,088)		428,661,315

	Principal Amount ($)	Value ($)

Corporate Bonds 7.4%
Consumer Discretionary 1.0%
AOL Time Warner, Inc., 6.75%, 4/15/2011	590,000	671,737
Comcast Cable Communications:
6.375%, 1/30/2006	900,000	982,118
6.875%, 6/15/2009	930,000	1,075,205
Comcast Corp.:
5.5%, 3/15/2011	130,000	138,982
7.05%, 3/15/2033	730,000	810,773
General Motors Corp.:
8.25%, 7/15/2023	585,000	584,636
8.375%, 7/15/2033	1,460,000	1,432,406
Time Warner, Inc.:
7.75%, 6/15/2005	720,000	790,536
8.11%, 8/15/2006	890,000	1,023,222
		7,509,615
Energy 0.5%
National Fuel Gas Co., 5.25%, 3/1/2013	980,000	1,019,329
Pedernales Electric Cooperative, Series 02-A, 6.202%, 11/15/2032	2,255,000	2,431,093
		3,450,422
Financials 3.7%
American General:
7.57%, 12/1/2045	675,000	864,415
8.125%, 3/15/2046	1,235,000	1,669,897
ASIF Global Finance, 4.9%, 1/17/2013	2,510,000	2,613,766
Citigroup, Inc., 6.875%, 2/15/2098	2,975,000	3,566,385
ERP Operating LP, 6.63%, 4/13/2005	430,000	462,654
Ford Motor Credit Co., 6.875%, 2/1/2006	1,244,000	1,319,386
General Electric Capital Corp.:
5.45%, 1/15/2013	1,095,000	1,186,040
6.0%, 6/15/2012	190,000	214,466
General Motors Acceptance Corp.:
4.5%, 7/15/2006	4,105,000	4,125,558
6.875%, 9/15/2011	85,000	85,284
Household Finance Corp., 6.5%, 1/24/2006	1,960,000	2,173,922
Ohio National Financial Services, 6.35%, 4/1/2013	1,225,000	1,296,328
PNC Funding Corp., 5.75%, 8/1/2006	1,720,000	1,897,753
Verizon Global Funding Corp., 7.25%, 12/1/2010	2,800,000	3,362,618
Wachovia Corp., 7.5%, 7/15/2006	305,000	352,924
Wells Fargo & Co., 7.55%, 6/21/2010	800,000	986,181
		26,177,577
Industrials 0.6%
Raytheon Co., 8.2%, 3/1/2006	485,000	559,573
Systems 2001 Asset Trust LLC "G", Series 2001, 6.664%, 9/15/2013	2,981,152	3,356,125
		3,915,698
Materials 0.1%
Weyerhaeuser Co., 7.375%, 3/15/2032	835,000	959,849
Utilities 1.5%
AEP Texas Central Co., 5.5%, 2/15/2013	1,440,000	1,536,271
Alabama Power Co., 7.125%, 8/15/2004	3,200,000	3,405,680
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	1,985,000	2,285,799
Consumers Energy Co., 4.0%, 5/15/2010	1,420,000	1,415,435
Pacificorp., 6.9%, 11/15/2011	670,000	792,247
Xcel Energy, Inc., 7.0%, 12/1/2010	1,345,000	1,538,223
		10,973,655
Total Corporate Bonds (Cost $49,535,460)		52,986,816

Asset Backed 5.8%
Automobile Receivables 2.8%
AmeriCredit Automobile Receivables Trust:
"A4", Series 2002-B, 4.46%, 4/12/2009	2,300,000	2,404,575
"A4", Series 2001-C, 5.01%, 7/14/2008	3,360,000	3,519,824
Household Automotive Trust "A4", Series 2002-1, 4.39%, 5/18/2009	2,615,000	2,753,424
MMCA Automobile Trust:
"A4", Series 2002-3, 3.57%, 8/17/2009	690,000	702,733
"B", Series 2002-1, 5.37%, 1/15/2010	2,751,984	2,789,287
"C", Series 2002-2, 5.55%, 3/15/2010	2,728,894	1,910,225
WFS Financial Owner Trust:
"A4", Series 2002-3, 3.5%, 2/20/2010	3,100,000	3,227,883
"A4", Series 2002-2, 4.5%, 2/20/2010	2,550,000	2,682,170
		19,990,121
Credit Card Receivables 0.1%
MBNA Master Credit Card Trust USA "A", Series 1999-B, 5.9%, 8/15/2011	805,000	923,506
Home Equity Loans 0.6%
Advanta Mortgage Loan Trust "A6", Series 2000-2, 7.72%, 3/25/2015	1,600,000	1,792,983
Centex Home Equity "A6", Series 2000-B, 7.97%, 7/25/2031	2,440,000	2,696,417
		4,489,400
Manufactured Housing Receivables 0.2%
Conseco Finance Securitizations Corp. "A4", Series 2001-1, 6.21%, 7/1/2032	1,380,000	1,414,024
Miscellaneous 2.1%
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	3,220,000	3,836,182
Federal Home Loan Mortgage Corp. "3A", Series T-41, 7.5%, 7/25/2032	1,323,658	1,476,293
PSE&G Transition Funding LLC:
"A7", Series 2001-1, 6.75%, 6/15/2016	4,040,000	4,846,656
"A8", Series 2001-1, 6.89%, 12/15/2017	975,000	1,186,615
US Airways Aircraft Certificate Owner Trust, 5.551%, 3/20/2012	3,145,000	3,295,960
		14,641,706
Total Asset Backed (Cost $40,145,183)		41,458,757

Foreign Bonds - US$ Denominated 2.5%
Corp. Andina De Fomento, 5.2%, 5/21/2013	1,900,000	1,924,805
France Telecom, 9.2%, 3/1/2011	3,280,000	4,128,093
Inversiones CMPC SA, 4.875%, 6/18/2013	2,205,000	2,178,432
PacifiCorp Australia LLC, 6.15%, 1/15/2008	1,455,000	1,642,960
QBE Insurance Group Ltd., 5.647%, 7/1/2023	1,470,000	1,428,187
Royal Bank of Scotland Group PLC, Series 3, 7.816%, 11/1/2049	1,590,000	1,794,183
Tyco International Group SA:
5.8%, 8/1/2006	1,520,000	1,569,400
6.375%, 2/15/2006	1,395,000	1,454,288
United Overseas Bank Ltd., 4.5%, 7/2/2013	1,885,000	1,872,393
Total Foreign Bonds - US$ Denominated (Cost $17,710,631)		17,992,741

US Treasury Obligations 6.1%
US Treasury Bond, 6.0%, 2/15/2026	8,320,000	9,945,329
US Treasury Note:
1.625%, 4/30/2005	18,517,000	18,638,509
2.125%, 10/31/2004	5,357,000	5,428,355
5.0%, 8/15/2011	195,000	218,735
6.125%, 8/15/2007	7,808,000	9,031,966
US Treasury STRIP, Principal only, 5.12%**, 8/15/2026	2,758,000	868,555
Total US Treasury Obligations (Cost $43,187,770)		44,131,449

US Government Agency Pass-Thrus 4.7%
Federal Home Loan Mortgage Corp., 5.0%, 7/1/2033	1,350,000	1,371,516
Federal National Mortgage Association:
4.5%, 7/1/2018 (b)	1,390,000	1,417,800
5.0% with various maturities until 7/1/2033	10,925,000	11,161,880
5.5% with various maturities until 7/1/2033 (b)	5,062,283	5,242,396
5.946%, 2/1/2012	4,421,541	5,037,794
6.0%, 11/1/2017	1,804,555	1,886,816
6.31%, 6/1/2008	3,570,000	4,055,952
6.5% with various maturities until 8/1/2032	2,837,761	2,976,584
8.0%, 9/1/2015	740,312	794,517
Total US Government Agency Pass-Thrus (Cost $33,042,146)		33,945,255

Collateralized Mortgage Obligations 8.3%
ABN AMRO Mortgage Corp., Series 2002-3, 6.0%, 4/15/2017	811,769	822,431
Bank of America Mortgage Securities, Series 1A34, 5.5%, 9/25/2032	1,500,571	1,508,398
Federal Home Loan Mortgage Corp.:
"HG", Series 2543, 4.75%, 9/15/2028	2,739,381	2,780,003
"WM", Series 2391, 5.25%, 10/15/2019	2,145,942	2,145,849
"DB", Series 2483, 5.5%, 9/15/2012	2,445,000	2,465,782
"PE", Series 2512, 5.5%, 2/15/2022	310,000	334,468
"PL", Series 2459, 5.5%, 6/15/2030	1,100,295	1,110,692
"BD", Series 2453, 6.0%, 5/15/2017	360,000	382,586
"DA", Series 2444, 6.5%, 2/15/2030	498,744	505,140
Federal National Mortgage Association:
"PU", Series 2003-33, 4.5%, 5/25/2033	2,252,046	2,318,884
"A2", Series 2002-W10, 4.7%, 8/25/2042	855,000	888,668
"A2", Series 2002-W9, 4.7%, 8/25/2042	855,000	883,831
"PE", Series 2002-3, 5.5%, 8/25/2015	5,050,000	5,254,087
"LN", Series 2001-56, 5.75%, 7/25/2026	975,113	975,092
"PA", Series 2001-48, 6.0%, 9/25/2013	134,746	134,738
"QN", Series 2001-51, 6.0%, 10/25/2016	2,430,000	2,594,815
"VD", Series 2002-56, 6.0%, 4/25/2020	605,000	628,161
"PD", Series 2002-31, 6.0%, 11/25/2021	7,000,000	7,430,241
"PY", Series 2002-31, 6.0%, 7/25/2014	5,000,000	5,034,909
"B", Series 1999-32, 6.0%, 7/25/2029	985,000	1,022,049
"AN", Series 2000-27, 6.0%, 8/25/2030	645,000	662,817
"HM", Series 2002-36, 6.5%, 12/25/2029	591,197	607,090
"A5", Series 2002-W4, 7.5%, 5/25/2042	1,306,674	1,458,167
"2A", Series 2002-W6, 7.5%, 6/25/2042	3,410,557	3,805,970
"3A2B", Series 2003-W10, Whole Loan, 3.056%, 7/25/2037	1,390,000	1,403,248
FHLMC Structured Pass Through Securities, Series T-56, 4.29%, 5/25/2033	2,660,000	2,770,972
Master Asset Securitization Trust, Series 2003-6, 5.5%, 7/25/2033	2,728,000	2,779,150
Residential Asset Securitization Trust, Series 2000-A3, 8.0%, 5/25/2030	1,556,485	1,585,809
Structured Asset Securities Corp., Series 2003-1, 6.0%, 2/25/2018	1,617,444	1,669,283
Wells Fargo Mortgage Backed Securities Trust, Series 2003-6, 5.0%, 6/25/2018	3,344,248	3,493,219
Total Collateralized Mortgage Obligations (Cost $58,419,798)		59,456,549

Municipal Investments 1.7%
Dallas, TX, Airport Revenue, Industrial Airport Facilities, 6.6%, 11/1/2012 (c)	1,635,000	1,899,445
Denver, CO, School District (REV) Lease, School District Number 01, 6.82%, 12/15/2009 (c)	1,600,000	1,911,792
Hoboken, NJ, Core City GO, Series B, 3.8%, 1/1/2008 (c)	2,330,000	2,413,111
Indiana, State GO, Series 3, 5.15%, 7/15/2013 (c)	2,005,000	2,149,360
Oregon, School District GO, Zero Coupon, 6/30/2014 (c)	6,855,000	4,121,500
Total Municipal Investments (Cost $11,838,990)		12,495,208

	Shares	Value ($)

Cash Equivalents 3.8%
Scudder Cash Management QP Trust, 1.15% (d) (Cost $27,050,376)	27,050,376	27,050,376
Total Investment Portfolio - 100.0% (Cost $689,335,442) (a)		718,178,466

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $701,135,818. At June 30, 2003, net unrealized appreciation for all securities based on tax cost was $17,042,648. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $54,124,597 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $37,081,949.
(b) Mortgage dollar rolls included.
(c) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
FGIC	Financial Guaranty Insurance Company
MBIA	Municipal Bond Investors Assurance

(d) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $662,285,066)	$ 691,128,090
Investment in Scudder Cash Management QP Trust (cost $27,050,376)	27,050,376
Cash	10,000
Receivable for investments sold	10,904,123
Dividends receivable	268,994
Interest receivable	2,160,780
Receivable for Fund shares sold	223,105
Total assets	731,745,468
Liabilities
Payable for investments purchased	19,320,709
Payable for investments purchased - mortgage dollar rolls	3,107,378
Payable for Fund shares redeemed	874,576
Deferred mortgage dollar roll income	5,441
Accrued management fee	273,305
Other accrued expenses and payables	262,795
Total liabilities	23,844,204
Net assets, at value	$ 707,901,264
Net Assets
Net assets consist of: Distributions in excess of net investment income	(323,381)
Net unrealized appreciation (depreciation) on investments	28,843,024
Accumulated net realized gain (loss)	(132,384,324)
Paid-in capital	811,765,945
Net assets, at value	$ 707,901,264
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($309,377,730 / 19,805,918 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.62
Class S Net Asset Value, offering and redemption price per share ($398,523,534 / 25,524,110 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.61

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2003 (Unaudited)
Investment Income
Income: Dividends	$ 2,233,721
Interest	5,987,693
Interest - Scudder Cash Management QP Trust	178,278
Total Income	8,399,692
Expenses: Management fee	1,570,718
Administrative fee	1,487,172
Trustees' fees and expenses	11,309
Other	11,379
Total expenses, before expense reductions	3,080,578
Expense reductions	(508)
Total expenses, after expense reductions	3,080,070
Net investment income	5,319,622
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(12,669,321)
Net unrealized appreciation (depreciation) during the period on investments	63,513,697
Net gain (loss) on investment transactions	50,844,376
Net increase (decrease) in net assets resulting from operations	$ 56,163,998

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002
Operations: Net investment income	$ 5,319,622	$ 15,937,103
Net realized gain (loss) on investment transactions	(12,669,321)	(35,891,437)
Net unrealized appreciation (depreciation) on investment transactions during the period	63,513,697	(116,864,192)
Net increase (decrease) in net assets resulting from operations	56,163,998	(136,818,526)
Distributions to shareholders from: Net investment income: Class AARP	(2,500,089)	(7,529,060)
Class S	(3,142,914)	(9,653,945)
Fund share transactions: Proceeds from shares sold	65,281,558	115,448,730
Reinvestment of distributions	5,316,446	16,227,895
Cost of shares redeemed	(94,440,083)	(217,079,305)
Net increase (decrease) in net assets from Fund share transactions	(23,842,079)	(85,402,680)
Increase (decrease) in net assets	26,678,916	(239,404,211)
Net assets at beginning of period	681,222,348	920,626,559
Net assets at end of period (including distributions in excess of net investment income of $323,381 at June 30, 2003)	$ 707,901,264	$ 681,222,348

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended December 31,	2003[a]	2002	2001[e]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.51	$ 17.48	$ 19.26	$ 21.46
Income (loss) from investment operations: Net investment income[c]	.12	.31	.41	.18
Net realized and unrealized gain (loss) on investment transactions	1.12	(2.94)	(1.59)	(1.42)
Total from investment operations	1.24	(2.63)	(1.18)	(1.24)
Less distributions from: Net investment income	(.13)	(.34)	(.43)	(.21)
Net realized gains on investment transactions	-	-	(.17)	(.75)
Total distributions	(.13)	(.34)	(.60)	(.96)
Net asset value, end of period	$ 15.62	$ 14.51	$ 17.48	$ 19.26
Total Return (%)	8.69**	(15.18)	(6.02)	(5.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	309	298	409	499
Ratio of expenses (%)	.92*	.78	.77	.72d*
Ratio of net investment income (%)	1.60*	1.98	2.29	2.45*
Portfolio turnover rate (%)	111*	150	112	131
[a] For the six months ended June 30, 2003 (Unaudited).
[b] For the period August 28, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.
[c] Based on average shares outstanding during the period.
[d] The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction is .77%.
[e] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.37% to 2.29%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Class S
Years Ended December 31,	2003[a]	2002	2001[e]	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 14.50	$ 17.48	$ 19.25	$ 21.15	$ 18.96	$ 16.85
Income (loss) from investment operations: Net investment income[b]	.12	.31	.41	.38	.33	.36
Net realized and unrealized gain (loss) on investment transactions	1.12	(2.95)	(1.58)	(.87)	2.20	3.14
Total from investment operations	1.24	(2.64)	(1.17)	(.49)	2.53	3.50
Less distributions from: Net investment income	(.13)	(.34)	(.43)	(.37)	(.32)	(.37)
Net realized gains on investment transactions	-	-	(.17)	(1.04)	(.02)	(1.02)
Total distributions	(.13)	(.34)	(.60)	(1.41)	(.34)	(1.39)
Net asset value, end of period	$ 15.61	$ 14.50	$ 17.48	$ 19.25	$ 21.15	$ 18.96
Total Return (%)	8.62**	(15.13)	(6.02)	(2.42)	13.46	21.10[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	399	383	512	520	572	264
Ratio of expenses before expense reductions (%)	.92*	.78	.77	1.17[d]	1.29	1.34
Ratio of expenses after expense reductions (%)	.92*	.78	.77	1.17[d]	1.29	1.29
Ratio of net investment income (%)	1.60*	1.98	2.29	1.85	1.69	1.99
Portfolio turnover rate (%)	111*	150	112	131	102	75
[a] For the six months ended June 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with reorganization in fiscal 2000 before and after expense reductions were 1.14% and 1.14%, respectively.
[e] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.37% to 2.29%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Balanced Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers two classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $76,328,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($76,067,000) and December 31, 2010 ($261,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through December 31, 2002, the Fund incurred approximately $29,300,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (76,328,000)
Net unrealized appreciation (depreciation) on investments	$ (48,757,723)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Year ended December 31,
	2002	2001
Distributions from ordinary income*	$ 17,183,005	$ 23,316,405
Distributions from long-term capital gains	-	9,176,788

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended June 30, 2003, purchases and sales of investment securities (excluding short-term investments, US Treasury Obligations and mortgage dollar rolls) aggregated $180,722,147 and $201,812,770, respectively. Purchases and sales of US Treasury Obligations aggregated $152,515,778 and $158,820,820, respectively. Purchases and sales of mortgage dollar rolls aggregated $31,923,995 and $32,029,737, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.47% of the first $1,500,000,000 of the Fund's average daily net assets, 0.445% of the next $500,000,000 of such net assets and 0.42% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended June 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.47% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by each class of the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee").

Effective January 1, 2003, the Fund's Trustees approved a new Administrative Fee rate of 0.445% of average daily net assets for each class, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended June 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at June 30, 2003
Class AARP	$ 657,742	$ 113,187
Class S	829,430	146,052
	$ 1,487,172	$ 259,239

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.915% of average daily net assets (excluding certain expenses such as Rule 12b-1 and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. For the six months ended June 30, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $508 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following tables summarize share and dollar activity in the Fund:

	Six Months Ended June 30, 2003		Year Ended December 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	593,457	$ 8,977,574	1,072,375	$ 17,376,406
Class S	3,829,058	56,303,984	5,919,866	98,072,324
		$ 65,281,558		$ 115,448,730
Shares issued to shareholders in reinvestment of distributions
Class AARP	148,131	$ 2,228,491	434,313	$ 6,727,902
Class S	205,136	3,087,955	614,246	9,499,993
		$ 5,316,446		$ 16,227,895
Shares redeemed
Class AARP	(1,502,920)	$ (22,232,784)	(4,333,666)	$ (67,639,147)
Class S	(4,906,245)	(72,207,299)	(9,408,631)	(149,440,158)
		$ (94,440,083)		$ (217,079,305)
Net increase (decrease)
Class AARP	(761,332)	$ (11,026,719)	(2,826,978)	$ (43,534,839)
Class S	(872,051)	(12,815,360)	(2,874,519)	(41,867,841)
		$ (23,842,079)		$ (85,402,680)

G. Ownership of the Fund

At June 30, 2003, one shareholder held approximately 38% of the outstanding shares of the Fund.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ABLNX	SCBAX
Fund Number	162	062

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002

Notes

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended June 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Balanced Fund

By:                                 /s/Richard T. Hale
                                    -------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    -------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Balanced Fund

By:                                 /s/Richard T. Hale
                                    -------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    -------------------------------------

By:                                 /s/Richard T. Hale
                                    -------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003
                                    -------------------------------------